Supplement Dated March 8, 2001, to
The Prospectus dated May 1, 2000, for
CORPORATE BENEFITS VARIABLE UNIVERSAL LIFE
FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES
issued by
Security Life of Denver Insurance Company
and
Security Life Separate Account L1

This Supplement revises certain information to that contained in your Prospectus dated May 1, 2000. Please read it carefully and keep it with your Prospectus for future reference.

The portfolio objectives in the "Investment Portfolio Objectives" for INVESCO VIF Equity Income Fund on page 17 is hereby deleted and replaced as follows.

INVESTMENT PORTFOLIO OBJECTIVES
Variable Investment Option	Investment Company/ Adviser/ Manager/ Sub-Adviser	Investment Objective and/or Principal Investment Strategy
VIF-Equity Income Fund	Investment Company: INVESCO Variable Investment Funds, Inc. Investment Adviser: INVESCO Funds Group, Inc.	Seeks high total return through both growth and current income by investing primarily in dividend-paying common and preferred stocks. The rest of the fund's assets are invested in debt securities, and lower-grade debt securities.

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